SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2014

Cross Click Media Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165692	27-1963282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Eastern Avenue, Suite 200-661 , Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 267-4461

Co-Signer, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – Corporate Governance and Management

Item 5.03     Amendments to Articles of Incorporation or Bylaws

Pursuant to the approval of a majority of our shareholders and our board of directors, we have changed our corporate name to “Cross Click Media Inc.” We have received confirmation from the Financial Industry Regulatory Authority (FINRA) that this change will be effective in the over-the-counter securities markets beginning July 14, 2014.

The name change took effect pursuant to the Articles of Merger and Certificate of Correction we filed with the Nevada Secretary of State.

A copy of the Articles of Merger is attached hereto as Exhibit 3.1 and is incorporated by reference herein.  A copy of the Certificate of Correction is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

In connection with the name change, our common stock has been assigned a new CUSIP number and new trading symbol. The new CUSIP number is 227462108. Effective July 14, 2014, our new trading symbol will be XCLK.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Articles of Merger
3.2	Certificate of Correction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cross Click Media Inc.

Date:	July 15, 2014

/s/ Kurtis A. Kramarenko
By:	Kurtis A. Kramarenko
Title:	President and CEO

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